SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                     Form 8-K


                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)__March 2, 2001_______________


                                 ALICO, INC.
_______________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                            59-0906081
________________________________________________________________________________
(State or other jurisdiction     (Commission                    (IRS Employer
           of incorporation)      File Number)               Identification No.)


Post Office Box 338, La Belle, Florida                             33975
________________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (863) 675-2966
                                                    ____________________________

Item 5.      Other Events.

             Incorporated by reference is a press release issued by the Registrant on March 2, 2001, attached as Exhibit 01, providing information concerning the Registrant's announcement of its election of a new member to the board of directors.

Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release issued March 2, 2001.


                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALICO, INC.
                                             (Registrant)





                          						          /s/ W. BERNARD LESTER

March 7, 2001                          By___________________________________
__________________			                    W. Bernard Lester, President
Date						                               (Signature)

EXHIBIT INDEX



Exhibit
Number						Description

01					Press release issued March 2, 2001

FOR IMMEDIATE RELEASE

Contact:    W. Bernard Lester
		Alico, Inc.
		(863) 675-2966

                JUDGE MONTEREY CAMPBELL NAMED TO
                BOARD OF DIRECTORS OF ALICO, INC.

LABELLE, Fla.  (March 2, 2001) - Ben Hill Griffin, III, chief executive officer and chairman of the board of Alico, Inc. (ALCO), announces the election of Judge Monterey Campbell to the board of directors of the

LaBelle-based agribusiness company.  Campbell's legal career includes serving on the Second District Court of Appeals of Florida from 1980 through the end of last year, and also serving as general counsel to the Florida Citrus Commission from 1969 to 1980.  Upon retirement from the Second District Court of Appeals, he accepted the position of a senior judge on the court.

     "Judge Campbell brings to the Alico board more than four decades of legal experience and a thorough understanding of the citrus industry,"

said Griffin.  "Several members of our board had the opportunity to work with Judge Campbell during his tenure as general counsel for the Florida

Citrus Commission, and we look forward to his leadership on the board."

     Campbell is a third generation Floridian who grew up in Bartow.

Upon graduation from the University of Florida Law School, he entered private practice and later served as city prosecutor for the city of

Bartow and as chief trial assistant and advisor to the grand jury for the 10th Judicial Circuit.  He has practiced before all the major commissions and administrative agencies of the state and before all levels of appellate courts.  While on the Second District Court, Judge Campbell chaired the Florida Bar Judicial Administration, Selection, and Tenure

Committee and the Florida Supreme Court's Advisory Committee on Local

Rules.  He also served as president of the Florida Conference of District

Court of Appeal Judges.

     Alico, Inc. is an agribusiness company, primarily engaged in the production of citrus, cattle, sugarcane, sod and forest products.